LMH Fund, Ltd.
        Supplement of March 21, 1997 to Prospectus dated November 1, 1996

How to Purchase and Redeem Shares

Effective April 1, 1997, Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202 will serve as Custodian of the Fund's assets and American Data Services, Inc., 24 West Carver St., Huntington, NY 11743 will serve as the Fund's Transfer and Shareholder Service Agent.

On or after April 1, 1997, telephone calls for shareholder account information should be directed to 1-800-385-7003.

Shareholders should direct correspondence and other inquiries as follows:

INVESTMENTS:

     BY MAIL: Initial and subsequent investments should be sent to LMH Fund, Ltd. P.O. Box 641220, Cincinnati, OH 45264-1220.

BY WIRE: It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

Shareholders should instruct their bank to wire funds as follows:

Star Bank, N.A. Cinti/Trust
ABA# 0420-0001-3
Attn: LMH Fund, Ltd.
DDA#  486447501
Account name (shareholder name)
Shareholder account number

     BY COURIER: All investments sent by overnight or other courier services should be sent to LMH Fund, Ltd., c/o Star Bank, N.A., Mutual Fund Custody Department, 425 Walnut Street., M.L. 6118, Sixth Floor, Cincinnati, OH 45202.

REDEMPTIONS:

Requests for redemption of fund shares should be mailed to LMH Fund, Ltd., 24 West Carver St., Huntington, NY 11743.

Management

The Board of Directors has approved, subject to shareholder approval, a new management agreement, whereby Matrix Asset Advisors, the Fund's current
Sub-Advisor, will become investment advisor to the Fund. The terms and conditions of the new agreement are substantially identical to those of the old agreement, and the advisory fee rate payable is the same as that under the old agreement. If the agreement is approved, Heine Management Group, Inc., the Fund's advisor, will no longer serve as investment advisor to the Fund and Mr. Leonard M. Heine will retire as a portfolio manager for the Fund. Mr. David A. Katz, currently Vice President, Secretary and co-Manager of the Fund's portfolio will assume sole portfolio management responsibility for the Fund. In addition, the Fund's name will be changed to "Matrix/LMH Value Fund." Further, Matrix has agreed to limit the Fund's ratio of operating expenses to average net assets to no more than 1.65% for the remainder of 1997.